UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

SPRINT NEXTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
SPRINT NEXTEL CORPORATION	Meeting Type:	Annual Meeting
	For holders as of:	March 12, 2010
	Date: May 11, 2010	Time: 10:00 a.m. Central Time
Location: The Ritz Charles, Overland Park
9000 W. 137th Street
Overland Park, Kansas 66221

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT        ANNUAL REPORT

  How to View Online:

  Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a   copy. Please choose one of the following methods to make your request:

                                1)    BY INTERNET:          www.proxyvote.com

                                2)    BY TELEPHONE:     1-800-579-1639

                                3)    BY E-MAIL*:             sendmaterial@proxyvote.com

  *   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.   Please make the request as instructed above on or before April 27, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the meeting you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and   follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors
Nominees:
1a Robert R. Bennett	The Board of Directors recommends you vote AGAINST the following proposals:

1b Gordon M. Bethune	4. To vote on a shareholder proposal concerning political contributions.

1c Larry C. Glasscock	5. To vote on a shareholder proposal concerning an advisory vote on executive compensation.

1d James H. Hance, Jr.	6. To vote on a shareholder proposal concerning shareholders’ ability to act by written consent.

1e Daniel R. Hesse 1f V. Janet Hill 1g Frank Ianna	NOTE: The proxy holder will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof, including any shareholder proposal omitted from the accompanying Proxy Statement pursuant to rule 14a-8 of the proxy rules of the Securities and Exchange Commission.
1h Sven-Christer Nilsson

1i William R. Nuti

1j Rodney O’Neal

2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of Sprint Nextel for 2010.

3. To approve an amendment to the 2007 Omnibus Incentive Plan to permit a one-time, value-for-value stock option exchange program for employees other than directors and named executive officers.

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